SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: April 22, 2002
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(Date of earliest event reported)



                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                   333-65298                 56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



Bank of America Corporate Center,
100 North Tryon Street, Charlotte, NC                           28255
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(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 5.  OTHER EVENTS.

            Attached are certain collateral term sheets (the "Term Sheets") furnished to the Registrant by Banc of America Securities LLC and Merrrill Lynch, Pierce, Fenner & Smith Incorporated (each an "Underwriter" and, collectively, the "Underwriters"), the underwriters in respect of the Registrant's proposed offering of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65298) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

            The Term Sheets were prepared solely by Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              Exhibit  99  Term Sheets.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/ Manish Parwani
                                       ----------------------------
                                       Name: Manish Parwani
                                       Title:    Vice President

Date:  April 24, 2002

                                  Exhibit Index
                                  -------------


Item  601(a)  of
Regulation  S-K
Exhibit No.                Description                             Page
----------------           -----------                             ----

99.1                       Term Sheets - Annex A

99.2                       Term Sheets - Annex B